Exhibit 10.2.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, confidential information (indicated by [***]) has been omitted from Exhibit 10.2.2 because it (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDING AGREEMENT
This Amending Agreement (this “Amending Agreement”) is entered into and effective this 13th day of March, 2014 (the “Effective Date”), by and between Therapure Biopharma Inc. (“Therapure”), a Canadian corporation with its principal place of business in Mississauga, Ontario and Insmed Incorporated (“Insmed”), a Virginia corporation, having its principal office at 9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey. Each of Therapure and Insmed is referred to herein as a “party” and collectively as the “parties”.
RECITALS
WHEREAS, Therapure and Insmed entered into a Commercial Manufacturing Agreement effective the 7th day of February, 2014 (the “CMA”), for the manufacture of ARIKACE™ (liposomal amikacin for inhalation);
AND WHEREAS, the parties desire to amend certain terms of the CMA in the manner and on the terms and conditions set forth below;
AND WHEREAS, pursuant to Section 32.1 of the CMA, the CMA may not be amended, except upon the execution and delivery of a written agreement by the parties.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:
ARTICLE 1 CAPITALIZED TERMS
1.1. Capitalized Terms. Unless otherwise defined in this Amending Agreement, all capitalized terms used herein shall have the meaning given to such terms in the CMA.
ARTICLE 2 AMENDMENTS TO CMA
2.1. Amendments to CMA. The CMA is hereby amended as follows:
(i) the first page of Schedule E (being, for the avoidance of doubt, the Confidential — Capital Estimate (January 27, 2014)) is hereby deleted in its entirety and replaced with the document attached hereto at Appendix I.
ARTICLE 3 REMAINING TERMS UNCHANGED
Remaining Terms Unchanged. Except as expressly amended as set forth herein, all of the terms and conditions and provisions of the CMA are hereby confirmed to continue in full force and effect, unamended, it being the intent that the CMA shall henceforth be read and construed in conjunction with this Amending Agreement. On and after the Effective Date, each reference in the CMA to the “Agreement” shall be to the CMA as amended hereby. In the event that any provision of the CMA is deemed to be in conflict with the provisions of this Amending Agreement, the provisions of this Amending Agreement shall prevail.
ARTICLE 4 APPLICABLE LAW
4.1. Applicable Law. This Amending Agreement shall be deemed to be made in and in all respects shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York, regardless of any laws or principles of conflicts of laws or rules that would cause the application of the laws of any jurisdiction other than the State of New York.
ARTICLE 5 COUNTERPARTS
5.1. Counterparts. This Amending Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Amending Agreement may be executed by fax or other electronic transmission with the same binding effect as original ink signatures.
ARTICLE 6 AUTHORITY

6.1. Authority. The parties executing this Amending Agreement on behalf of Insmed and Therapure represent and warrant that they have the authority to enter into this Agreement and to bind their respective companies to all the terms and conditions of this Amending Agreement.
ARTICLE 7 GENERAL
7.1. General. Articles 18, 24, 27, 28, 32 and 38 of the CMA shall apply to this Amending Agreement mutatis mutandis.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have caused this Amending Agreement to be signed by their duly authorized representatives as of the date first written above.

THERAPURE BIOPHARMA INC.

By:	/s/ Nicholas Green
	Name:	Nicholas Green
	Title:	President & CEO

By:	/s/ Brian Fielding
	Name:	Brian Fielding
	Title:	VP Finance & CFO

INSMED INCORPORATED

By:	/s/ Matthew Pauls
	Name:	Matthew Pauls
	Title:	Chief Commercial Officer

APPENDIX I
[See attached.]
[***]